Exhibit 99.1

FOR IMMEDIATE RELEASE

Cornerstone Therapeutics Adjourns Special Meeting of Stockholders

Special Meeting to Resume on February 3, 2014

Cary, North Carolina — January 31, 2014 — Cornerstone Therapeutics Inc. (NASDAQ: CRTX) (“Cornerstone”) today announced that the special meeting of its stockholders scheduled to take place today has been adjourned. The special meeting will resume on February 3, 2014, at 1 p.m. EST at Cornerstone’s offices located at 1255 Crescent Green Drive, Suite 250, Cary, NC 27518. The purpose of the adjournment is to complete the solicitation of votes required for approval of a merger between Cornerstone and a subsidiary of Cornerstone’s majority shareholder, Chiesi Farmaceutici S.p.A. (“Chiesi”).

Based on a preliminary assessment, approximately 81% of the shares voted to date by stockholders other than Chiesi or Cornerstone’s officers or directors have been voted FOR the adoption of the merger agreement.

As previously announced on September 16, 2013, the special committee of the Cornerstone board of directors, as well as the boards of directors of both companies, approved a definitive merger agreement under which Chiesi will acquire all of the outstanding common shares of Cornerstone for $9.50 per share in cash. The transaction represents a premium of approximately 78% over Cornerstone’s closing price of $5.35 on February 15, 2013, the last trading day prior to Chiesi’s initial written proposal, and a premium of approximately 42% to the high end of the range of Chiesi’s initial proposal.

Approval of the merger agreement requires, among other things, the affirmative vote of at least a majority of the shares of the common stock entitled to be cast at the special meeting, other than shares owned by Chiesi or by any officer or director of Cornerstone. Cornerstone encourages all of its stockholders to vote at the special meeting and Cornerstone’s board of directors (acting without the participation of Dr. Anton Failla and Mr. Marco Vecchia) unanimously recommends that stockholders vote FOR the adoption of the merger agreement. Cornerstone stockholders are reminded that their vote is important regardless of how many or how few shares they own. Cornerstone stockholders who have questions or need assistance voting their shares may call Cornerstone’s proxy solicitor, Georgeson Inc., toll free at (888) 663-7851.

Additional Information and Where to Find It

Cornerstone filed a Definitive Proxy Statement relating to the proposed transaction on December 26, 2013 with the Securities and Exchange Commission (the “SEC”), and Cornerstone and Chiesi have filed a Schedule 13E-3 and other relevant materials with the SEC. The definitive proxy statement was sent to holders of Cornerstone’s common stock seeking their approval of the proposed transaction on or about December 26, 2013. WE URGE INVESTORS TO READ THE PROXY STATEMENT AS WELL AS THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY CORNERSTONE OR CHIESI BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CORNERSTONE AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials are also available free of charge by accessing Cornerstone’s website (http://www.crtx.com). Investors may also read and copy any reports, statements and other information filed by Cornerstone with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation

The directors, executive officers and other members of management and employees of Cornerstone may be deemed to be participants in the solicitation of proxies from stockholders in respect of the proposed transaction. Information regarding Cornerstone’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC by Cornerstone on March 14, 2013, as amended by a Form 10-K/A filed with the SEC on April 11, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC.

About Cornerstone Therapeutics Inc.
Cornerstone Therapeutics Inc. (NASDAQ: CRTX), headquartered in Cary, N.C., is a specialty pharmaceutical company focused on commercializing products for the hospital and adjacent specialty markets. Key elements of Cornerstone’s strategy are to focus its commercial and development efforts in the hospital and adjacent specialty product sector within the U.S. pharmaceutical marketplace; continue to seek out opportunities to acquire companies, marketed or registration-stage products and late-stage development products that fit within Cornerstone’s focus areas; and generate revenues by marketing approved generic products through Cornerstone’s wholly-owned subsidiary, Aristos Pharmaceuticals, Inc. For more information, visit www.crtx.com.

Safe Harbor Statement

Statements in this press release regarding the progress and timing of our product development programs and related trials; our future opportunities; our strategy, future operations, anticipated financial position, future revenues and projected costs; our management’s prospects, plans and objectives; and any other statements about management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Any statements that are not statements of historical fact (including, without limitation, statements containing the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements.

There are a number of important factors that could cause our actual results or events to differ materially from those indicated by such forward-looking statements, including risks relating to our “critical accounting estimates”; our ability to develop and maintain the necessary sales, marketing, supply chain, distribution and manufacturing capabilities to commercialize our products; patient, physician and third-party payer acceptance of our products as safe and effective therapeutic products; our heavy dependence on the commercial success of a relatively small number of currently marketed products; our ability to maintain regulatory approvals to market and sell our products; our ability to obtain U.S. Food and Drug Administration, or FDA, approval to manufacture, market and sell our products and product candidates, including RETAVASE® (Reteplase); our ability to successfully and effectively launch BETHKIS and manage the launch of our HP/CP ER Suspension product; our ability to enter into additional strategic licensing, product acquisition, collaboration or co-promotion transactions on favorable terms, if at all; our ability to manage and control unknown liabilities in connection with any acquisitions; our ability to successfully manage growth or integrate acquired businesses and operations; our ability to maintain compliance with NASDAQ listing requirements; adverse side effects experienced by patients taking our products; difficulties relating to clinical trials, including difficulties or delays in the completion of patient enrollment, data collection or data analysis; the results of preclinical studies and clinical trials with respect to our product candidates and whether such results will be indicative of results obtained in later clinical trials; our ability to develop and commercialize our product candidates before our competitors develop and commercialize competing products; our ability to satisfy FDA and other regulatory requirements; our substantial indebtedness and debt covenants; our entry into the Agreement and Plan of Merger, or the Merger Agreement, with Chiesi Farmaceutici S.p.A., or Chiesi, and Chiesi U.S. Corporation, or Merger Sub, pursuant to which we have agreed to merge with Merger Sub and become a wholly owned subsidiary of Chiesi, which we refer to as the Chiesi Merger, including our ability to consummate the Chiesi Merger, uncertainties associated with the Chiesi Merger, the impact of the Chiesi Merger on our ability to attract and retain personnel, and the effect of contractual restrictions on the conduct of our business prior to the completion of the Chiesi Merger and on our ability to make certain business decisions; and our ability to obtain, maintain and enforce patent and other intellectual property protection for our products and product candidates and the other factors described in Item 1A (Risk Factors) of our Annual Report on Form 10-K filed with the SEC on March 14, 2013 and in our subsequent filings with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this press release reflect our expectations and beliefs only as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as may be required by law. Our forward-looking statements do not reflect the potential impact of any acquisitions, mergers, dispositions, business development transactions, joint ventures or investments that we may make or enter into or make, except that in particular circumstances as specifically indicated we may address the potential impact of the Chiesi Merger. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this release.

Contacts:

Investor Relations Contact:
Josh Franklin
Vice President, Strategy and Business Development
+1-919-678-6520

josh.franklin@crtx.com

Media Relations Contact:
FleishmanHillard
Andrea Moody
+1-919-457-0743
andrea.moody@fleishman.com